MRC Global

3Q 2020 Earnings Presentation

October 28, 2020

Andrew Lane

President & CEO

Kelly Youngblood

Executive Vice President & CFO



We Make Energy Flow™

Forward Looking Statements and Non-GAAP Disclaimer

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "looking forward," "guidance," "targeting", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted net income, Adjusted diluted EPS, Adjusted SG&A, gross profit, gross profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, tax rate, capital expenditures and cash from operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated October 28, 2020.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Statement Regarding Use of Non-GAAP Measures:

The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit, Adjusted net income, Adjusted diluted EPS, Adjusted SG&A, Free Cash Flow and Free Cash Flow after Dividends) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income, gross profit or cash from operations. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Key Points – Third Quarter 2020 Results

Generated $94 million of cash from operations in 3Q20 and $178 million YTD

Available Liquidity $477 million

Lowered operating costs

Reduced 3Q20 adjusted SG&A by $7 million from 2Q20 and $35 million from 3Q19

- Closed 9 facilities in 3Q20
- Reduced headcount by 144 in 3Q20

Net debt of $369 million down $86 million from 2Q20 & $150 million YTD

3Q20 Adjusted EBITDA of $24 million or 4.1% of revenue

Net working capital to sales ratio (TTM) 19.5% as of 3Q20

Adjusted gross profit percentage of 19.7% in 3Q20 – a 10 basis point improvement from 2Q20

3Q20 revenue decreased 3% sequentially

Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix

Summary Highlights from Third Quarter 2020 Results

- **$585M in revenue – 3% sequential decline**
- **Normalized SG&A - $97M – down $35M from 3Q19**

Segment revenue highlights
3Q20 v 3Q19

U.S. – declined 39% from reduced spending by customers as a result of reduced demand from the pandemic and non-recurring work

Canada – declined 53% primarily in upstream due to reduced spending by customers as a result of reduced demand from the pandemic

International – declined 22% led by upstream followed by downstream due to less spending by customers as a result of reduced demand from the pandemic

Market sector revenue highlights
3Q20 v 3Q19

Gas Utilities decreased 4% due to non-recurring work, partially offset by recent market share gains and customer's increasing activity as they recover from pandemic restrictions

Downstream & Industrial decreased 35% across all segments driven by the U.S. segment due to lower maintenance & turnaround spending.

Upstream Production decreased 59% across all segments and led by the U.S. segment

Midstream Pipeline declined 52% due to lower production levels and reduced demand for infrastructure

Quarterly & YTD Financial Performance

($ millions, except per share data)

Sales


$942
$602
$585
$2,896
$1,981
3Q 19
2Q 20
3Q 20
YTD 2019
YTD 2020

Adjusted Gross Profit and % Margin[1]


$188
20.0%
$118
19.6%
$115
19.7%
$568
19.6%
$390
19.7%
3Q 19
2Q 20
3Q 20
YTD 2019
YTD 2020

Adjusted EBITDA and % Margin[1]


$62
6.6%
$17
2.8%
$24
4.1%
$178
6.1%
$75
3.8%
3Q19
2Q20
3Q20
YTD 2019
YTD 2020

Adjusted Diluted EPS[1]


$0.21
$(0.10)
$(0.10)
$0.56
$(0.18)
3Q19
2Q20
3Q20
YTD 2019
YTD 2020

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet Provides Financial Flexibility

($ millions)

Total Debt


$627
$474
$409
3Q 19
2Q 20
3Q 20

Net Leverage[1]:

2.5x	3.3x	3.8x

Capital Structure

	September 30, 2020
Cash and Cash Equivalents	**$40**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 384
Global ABL Facility due 2022	25
Total Debt	$ 409
Preferred stock	355
Common stockholders' equity	347
Total Capitalization	**$ 1,111**
Liquidity	**$ 477**

Cash Flow from Operations


$126
$47
$94
$134
$178
3Q19
2Q20
3Q20
YTD 2019
YTD 2020

Return on Average Net Capital Employed[2]


8.2%
8.1%
7.2%
-12.8%
-3.6%
4.4%
6.2%
4.3%
-19.4%
2012
2013
2014
2015
2016
2017
2018
2019
TTM 3Q20

1. Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash.
2. Return on Average Net Capital Employed is defined as net income plus interest expense after-tax, divided by average net capital employed (debt plus equity).Calculated with GAAP figures.

Strategy for Creating Shareholder Value

Grow Market Share



- Provide superior customer service & cost-saving supply chain solutions
- Focus on blue chip customers who demand value-added service and technical expertise
- Leverage market leadership position and global footprint
- Provide multi-channel engagement to capture buying

Maximize Profitability



- Focus on higher margin products, end-markets & sales strategies
- Leverage scale & global supply chain
- Expand offering of value-added services to capture enhanced margin
- Focus on controlling costs & operating leverage

Maximize Working Capital Efficiency



- Reduce cash conversion cycle
- Optimize inventory to maximize turnover and margin
- Continual operational efficiency improvements

Optimize Capital Structure



- Optimize capital structure with financial flexibility throughout the cycle

Strategy - 3Q20 Accomplishments

Grow Market Share	• Added new customer contracts and awards (*e.g.* downstream)

Maximize Profitability	• Achieved 19.7% adjusted gross margins
	• 39% of revenue from valves in 3Q 2020 and 40% YTD
	• E-commerce revenue:
	  • 48% of North America revenue in September
	  • 38% of total revenue in 3Q20

Maximize Working Capital Efficiency	• Achieved 19.5% of working capital, net of cash, to sales on TTM basis • Targeting 19.5% to 19.9% for 2020
Optimize Capital Structure	• Reduced net debt by $86 million in 3Q20 from 2Q20 and $150 million YTD • Generated $94 million cash from operations in 3Q20 and $178 million YTD

Concluding Key Points

Focused on operating cost reductions, cash flow, balance sheet management

- Lowered SG&A by $35 million in 3Q20 v. 3Q19, on a normalized basis
- Liquidity $477 million
- Generated $94 million in cash from operations
- Reduced net debt by $86 million from 2Q20
- Gross profit and Adjusted Gross Profit 19.5% and 19.7% for 3Q20

Delivering on strategic objectives

- Optimal balance sheet usage – reducing debt & continued working capital efficiency
- Strong cash flow generation – $178 million of cash from operations YTD 2020
- Continued investment in e-commerce solutions
- Maximizing profitability – reduced normalized SG&A to $97 million in 3Q20
- Growing market share – added and renewed customer contracts

Appendix

Adjusted Gross Profit Reconciliation

	Three months ended			Nine months ended	
($ millions)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Gross profit	**$ 114**	**$ 79**	**$ 174**	**$ 341**	**$ 522**
Depreciation and amortization	5	5	5	15	16
Amortization of intangibles	7	6	11	20	33
(Decrease) increase in LIFO reserve	(11)	(6)	(2)	(20)	(3)
Inventory charges and other	-	34	-	34	-
Adjusted Gross Profit	**$ 115**	**$ 118**	**$ 188**	**$ 390**	**$ 568**

Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated October 28, 2020.

Adjusted SG&A Reconciliation

	Three months ended		
($ millions)	September 30, 2020	June 30, 2020	September 30, 2019
SG&A	**$ 100**	**$ 126**	**$ 137**
Severance and restructuring	(5)	(7)	(5)
Facility closures	-	(15)	-
Recovery of supplier bad debt	2	-	-
Adjusted SG&A	**$ 97**	**$ 104**	**$ 132**

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of Adjusted SG&A, see our Current Report on Form 8-K dated October 28, 2020.

Adjusted EBITDA Reconciliation

	Three months ended			Nine months ended	
($ millions)	Sept 30, 2020	June 30, 2020	Sept 30, 2019	Sept 30, 2020	Sept 30, 2019
Net income (loss)	$ 3	$ (281)	$ 21	$ (269)	$ 63
Income tax expense (benefit)	5	(17)	8	(7)	22
Interest expense	7	7	10	22	31
Depreciation and amortization	5	5	5	15	16
Amortization of intangibles	7	6	11	20	33
Decrease in LIFO reserve	(11)	(6)	(2)	(20)	(3)
Equity-based compensation expense	3	3	5	8	12
Foreign currency losses (gains)	2	(1)	(1)	3	(1)
Goodwill & intangible asset impairment	-	242	-	242	-
Inventory-related charges	-	34	-	34	-
Facility closures	-	18	-	18	-
Severance & restructuring charges	5	7	5	12	5
Recovery of supplier bad debt	(2)	-	-	(2)	-
Gain on early extinguishment of debt	-	-	-	(1)	-
Adjusted EBITDA	$ 24	$ 17	$ 62	$ 75	$ 178

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of Adjusted EBITDA, see our Current Report on Form 8-K dated October 28, 2020.

Adjusted Net Income Reconciliation

	Three months ended						Nine months ended			
($ millions)	Sept 30, 2020		June 30, 2020		Sept 30, 2019		Sept 30, 2020		Sept 30, 2019	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share*	Amount	Per Share
Net (loss) income attributable to common stockholders	**$ (3)**	**$ (0.04)**	**$ (287)**	**$ (3.50)**	**$ 15**	**$ 0.18**	**$ (287)**	**$ (3.50)**	**$ 45**	**$ 0.53**
Goodwill and intangible asset impairment, net of tax	-	-	234	2.85	-	-	234	2.86	-	-
Inventory-related charges, net of tax	-	-	29	0.35	-	-	29	0.35	-	-
Facility closures, net of tax	-	-	16	0.20	-	-	16	0.20	-	-
Severance and restructuring, net of tax	5	0.06	5	0.06	4	0.05	10	0.12	4	0.05
Recovery of supplier bad debt, net of tax	(2)	(0.02)	-	-	-	-	(2)	(0.02)	-	-
Decrease in LIFO reserve, net of tax	(8)	(0.10)	(5)	(0.06)	(2)	(0.02)	(15)	(0.18)	(2)	(0.02)
Adjusted net (loss) income attributable to common stockholders	**$ (8)**	**$ (0.10)**	**$ (8)**	**$ (0.10)**	**$ 17**	**$ 0.21**	**$ (15)**	**$ (0.18)**	**$ 47**	**$ 0.56**

Note: Adjusted Net Income is a non-GAAP measure. For a discussion of the use of Adjusted Net Income, see our Current Report on Form 8-K dated October 28, 2020.
* Does not foot due to rounding

Free Cash Flow & Free Cash Flow after Dividends Reconciliations

	Three months ended		Nine months ended	
($ millions)	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Net cash provided by operations	**$ 94**	**$ 126**	**$ 178**	**$ 134**
Purchases of property, plant and equipment	(3)	(6)	(8)	(12)
Free cash flow	**$ 91**	**$ 120**	**$ 170**	**$ 122**
Dividends paid on preferred stock	(6)	(6)	(18)	(18)
Free cash flow after dividends	**$ 85**	**$ 114**	**$ 152**	**$ 104**

Note: Free Cash Flow and Free Cash Flow after Dividends are non-GAAP measures. The company presents Free Cash Flow and Free Cash Flow after Dividends because the company believes they are useful indicators of the company's cash generation and liquidity after certain payments for assets and investors. The company uses Free Cash Flow and Free Cash Flow after Dividends as key performance indicators in managing its business. The company believes that Cash From Operations is the financial measure calculated and presented in accordance with U.S. generally accepted accounting principles that is most directly comparable to Free Cash Flow and Free Cash Flow after Dividends.